SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 20, 2005

                                   MPLC, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-51353                                         06-1390025
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(Commission File Number)                    (I.R.S. Employer Identification No.)

1775 Broadway, Suite 604, New York, NY                                10019
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (212) 247-4590
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On October 20, 2005, MPLC, Inc. issued a press release announcing that its bankruptcy administrator will make a one time cash distribution to certain stockholders subject to bankruptcy court approval.

A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                              Description

   99.1                    Press Release dated October 20, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 20th day of October, 2005.


                                                      MPLC, INC.

                                                      By: /s/ Isaac Kier
                                                          ----------------------
                                                          Name:  Isaac Kier
                                                          Title: President